M Fund, Inc. (the “Corporation”)

Supplement dated December 12, 2018, to the

Prospectus of the Corporation, dated May 1, 2018

This supplement updates information in the Prospectus of the Corporation dated May 1, 2018. You may obtain a copy of the Summary Prospectus, Prospectus or Statement of Additional Information free of charge, upon request, by calling toll-free (888)736-2878, or on the Internet at http://www.mfin.com.

On November 15, 2018, the Board of Directors of the Corporation approved the appointment of Dimensional Fund Advisors, LP (“DFA”) to replace Northern Cross, LLC as the sub-adviser of the M International Equity Fund (the “Fund”). On December 12, 2018, DFA began serving as sub-adviser to the Fund. Effective immediately, all references in the Prospectus to Northern Cross, LLC are replaced with references to DFA. In addition, disclosure in the Prospectus is updated as indicated below.

The table and accompanying footnotes in the sub-section “Annual Fund Operating Expenses” within the section “M International Equity Fund” on page 3 of the Prospectus is replaced with the following:

Management Fees*	0.38%
Distribution (12b-1) Fee	None
Other Expenses[1]	0.24%
Acquired Fund Fees and Expenses	0.12%
Total Annual Fund Operating Expenses	0.74%

*	Management fees in the fee table above have been restated to reflect current fees.

[1]	For the period from May 1, 2018 to April 30, 2019, M Financial Investment Advisers, Inc. (the “Adviser”) has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets. The Adviser may elect to recapture any amounts waived or reimbursed earlier in the fiscal year, subject to certain conditions, including that repayment does not cause operating expenses to exceed 0.25%.

The table in the sub-section “Example” within the section “M International Equity Fund” on page 3 of the Prospectus is replaced in its entirety with the following:

1 year	3 years	5 years	10 years
$76	$237	$411	$918

The sub-sections “Principal Investment Strategies” and “Principal Investment Risks” within the section “M International Equity Fund” on page 4 of the Prospectus is replaced in its entirety with the following:

Principal Investment Strategies

The Fund seeks to achieve its investment objective through exposure to a broad and diverse group of securities of non-U.S. companies in countries with developed and emerging markets with a greater emphasis on small capitalization, value and high profitability companies as compared to their representation in the Non-U.S. Universe. For purposes of the Fund, Dimensional Fund Advisors LP (the “Sub-Adviser” or “DFA”) defines the Non-U.S. Universe as a market capitalization weighted portfolio of non-U.S. companies in developed and emerging markets that have been authorized for investment as approved markets by the Sub-Adviser’s Investment Committee. The Fund may pursue its investment objective by investing its assets directly and/or indirectly by investing its assets in the Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc. (the “Underlying Fund”). As of the date of this prospectus, it is anticipated that a portion of the Fund’s assets will be invested indirectly through the Underlying Fund.

The Fund’s increased exposure to small capitalization, value, and high profitability companies may be achieved by decreasing the allocation of the Fund’s assets to the largest growth or low profitability companies relative to their weight in the Non-U.S. Universe, which would result in a greater weight allocation to small capitalization, value, and/or high profitability companies. The Sub-Adviser considers an equity issuer to be a growth company primarily because it has a high price in relation to its book value. Securities are considered value stocks primarily because a company’s shares have a low price in relation to their book value. In assessing growth and value, the Sub-Adviser may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, the Sub-Adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The criteria the Sub-Adviser uses for assessing growth, value, or profitability are subject to change from time to time. The Sub-Adviser determines company size on a country or region-specific basis and based primarily on market capitalization. The Sub-Adviser may adjust the representation in the Fund of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, value, profitability, and other factors that the Sub-Adviser determines to be appropriate, given market conditions.

The Fund will normally invest at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States. These countries may include, but are not limited to, the nations of Western Europe, North and South America, Australia, Africa and Asia. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days’ notice.

The Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Fund may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund. The Fund does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.

The Fund may lend its portfolio securities to generate additional income.

Upon commencement of sub-advisory services, the Sub-Adviser will begin transitioning the Fund’s portfolio. Until this transition is complete, the Fund’s portfolio may not fully comply with the investment strategies and policies discussed above.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's share price will fluctuate, which means you could lose money on your investment in the Fund. The Fund's investment performance could be worse than other investments:

Fund of Funds Risk: The investment performance of the Fund is affected by the investment performance of the Underlying Fund in which the Fund invests. The ability of the Fund to achieve its investment objective depends on the ability of the Underlying Fund to meet its investment objective and on the Sub-Adviser’s decisions regarding the allocation of the Fund’s assets to the Underlying Fund. The Fund may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of the Fund or the Underlying Fund will be achieved. When the Fund invests in the Underlying Fund, investors are exposed to a proportionate share of the expenses of the Underlying Fund in addition to the expenses of the Fund. Through its investments in the Underlying Fund, the Fund is subject to the risks of the Underlying Fund’s investments. Certain of the risks of the Fund’s and the Underlying Fund’s investments are described below.

Market Risk: A Fund that invests in common stocks is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.

Value Investment Risk: Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Foreign Securities and Currency Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Fund does not hedge foreign currency risk.

Emerging Markets Risk: Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Derivatives Risk: Derivatives are instruments, such as futures and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When the Fund uses derivatives, the Fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Cyber Security Risk: The Fund’s and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

The sub-section “Performance” within the section “M International Equity Fund” on page 5 of the Prospectus is replaced in its entirety with the following:

The following information may give some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for each of the last ten calendar years and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance (i.e. MSCI AC World ex US Index). The performance prior to June 17, 2011 and December 12, 2018 reflects the performance results obtained under two different successive sub-advisers that used different investment strategies. Had the current sub-adviser and investment strategies been in place during the periods shown, the performance results may have been different. The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

The sub-section “Fund Management” within the section “M International Equity Fund” on pages 5 and 6 of the Prospectus is replaced in its entirety with the following:

M Financial Investment Advisers, Inc. is the investment adviser for the Fund and DFA is the sub-adviser for the Fund.

The Fund is managed by a team of investment professionals from DFA. The following persons are responsible for coordinating the day-to-day management of the Fund’s portfolio:

Portfolio Manager	Since	Title
Joseph H. Chi	December 2018	Senior Portfolio Manager and Vice President of DFA
Jed S. Fogdall	December 2018	Senior Portfolio Manager and Vice President of DFA
Mary T. Phillips	December 2018	Senior Portfolio Manager and Vice President of DFA
Bhanu P. Singh	December 2018	Senior Portfolio Manager and Vice President of DFA
Will Collins-Dean	December 2018	Portfolio Manager and Vice President of DFA

The sub-sections “Principal Investment Strategies” and “Other Investment Strategies” within the section “M International Equity Fund” beginning on page 19 of the Prospectus is replaced in its entirety with the following:

Principal Investment Strategies

The Fund seeks to achieve its investment objective by purchasing a broad and diverse group of securities of non-U.S. companies with an increased exposure to small capitalization, value and high profitability companies relative to the Non-U.S. Universe. For purposes of the Fund, the Sub-Adviser defines the “Non-U.S. Universe” as a market capitalization weighted portfolio of non-U.S. companies in developed and emerging markets, which may include frontier markets, that have been authorized for investment as Approved Markets by the Sub-Adviser’s Investment Committee. The Fund may pursue its investment objective by investing its assets directly and/or indirectly by investing its assets in the Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc. (the “Underlying Fund”). As of the date of this prospectus, it is anticipated that a portion of the Fund’s assets will be invested in the Underlying Fund. For more information on the investments objective and strategies of the Underlying Fund please see below.

The increased exposure to small capitalization, value and high profitability companies for the Fund may be achieved by decreasing the allocation of the Fund’s assets, directly or indirectly, to the largest growth or low profitability companies relative to their weight in the Non-U.S. Universe. An equity issuer is considered a growth company primarily because it has a high price in relation to its book value. Securities are considered value stocks primarily because a company’s shares have a low price in relation to their book value. In assessing growth and value, the Sub-Adviser may consider additional factors, such as price-to-cash-flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer’s industry. In assessing profitability, the Sub-Adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The criteria the Sub-Adviser uses for assessing value, growth, or profitability are subject to change from time to time.

The Sub-Adviser may adjust the representation in the Fund of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, value, profitability, and other factors that the Sub-Adviser determines to be appropriate, given market conditions.

In determining which emerging market countries are eligible markets for the Fund, the Sub-Adviser may consider various factors, including, without limitation, the data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank), the International Finance Corporation, FTSE International, MSCI, and Citigroup. Approved Markets may not include all such emerging markets. In determining whether to approve emerging markets for investment, the Sub-Adviser may take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the Fund. The Fund may invest in exchange-traded funds (ETFs) for purposes of gaining exposure to the equity markets, including the United States, while maintaining liquidity.

In general, securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities generally will not be sold solely to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Sub-Adviser’s judgment, circumstances warrant their sale, including but not limited to tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of the Fund.

In attempting to respond to adverse market, economic, political, or other conditions, the Fund may, from time to time, invest its assets in a temporary defensive manner that is inconsistent with the Fund’s principal investment strategies. In these circumstances, the Fund may be unable to achieve its investment objective.

Upon commencement of sub-advisory services, the Sub-Adviser will begin transitioning the Fund’s portfolio. Until this transition is complete, the Fund’s portfolio may not fully comply with the investment strategies and policies discussed above.

Investments in the Underlying Fund: Investment Objective, Strategies, and Policies of the Underlying Fund

Emerging Markets Core Equity Portfolio—The investment objective of the Emerging Markets Core Equity Portfolio is to achieve long-term capital appreciation. The Emerging Markets Core Equity Portfolio purchases a broad and diverse group of securities associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by the Sub-Adviser’s Investment Committee (“Approved Markets”), with a greater emphasis on small capitalization, value, and high profitability companies. The Portfolio’s increased exposure to small capitalization, value, and high profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to the largest growth or low profitability companies, which would result in a greater weight allocation to small capitalization, value, and/or high profitability companies. An equity issuer is considered a growth company primarily because it has a high price in relation to its book value. Securities are considered value stocks primarily because a company’s shares have a low price in relation to their book value. In assessing growth and value, the Sub-Adviser may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, the Sub-Adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The criteria the Sub-Adviser uses for assessing growth, value, or profitability are subject to change from time to time. The Sub-Adviser may adjust the representation in the Emerging Markets Core Equity Portfolio of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, value, profitability, and other factors that the Sub-Adviser determines to be appropriate, given market conditions. The Emerging Markets Core Equity Portfolio may purchase or sell futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.

The sub-section “RISKS OF INVESTING IN THE FUNDS” beginning on page 23 of the Prospectus is replaced in its entirety with the following:

Risk	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Currency Exchange Risk	•
Cybersecurity Risk	•	•	•	•
Economic and Market Events Risk	•	•	•	•
Emerging Markets Risk	•
Financials Sector Risk				•
Foreign Investing	•	•		•
Healthcare Sector Risk		•
Industrials Sector Risk			•
Large Company Stock Risk		•		•
Market Risk	•	•	•	•
Political Risk	•	•	•	•
Securities Lending	•	•	•	•
Small Company Investment Risk			•
Technology Sector Risk		•	•
Fund of Funds Risk	•
Value Investment Risk	•
Derivatives Risk	•

Currency Exchange Risk. Investments that are denominated in currencies other than the U.S. dollar are subject to currency exchange risk. Because the value of the U.S. dollar against other currencies will vary, a decline in the exchange rate would reduce the value of certain portfolio investments. Forward foreign currency exchange contracts, which involve an obligation to purchase or sell a specific currency at a future date at a specified price, may be used in an attempt to protect against currency exchange risk. The M International Equity Fund does not hedge foreign currency risk. Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets.

Cybersecurity Risk. Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity), infection from computer viruses or other malicious software code, and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws). A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Fund, the Adviser, or other service providers to incur regulatory penalties, reputational damage, litigation expenses, additional compliance costs, or significant financial loss. In addition, such incidents could affect issuers in which a Fund invests, and thereby cause the Fund’s investments to lose value.

Derivatives Risk. Derivatives are instruments, such as futures and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When the Fund uses derivatives, the Fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Economic and Market Events Risk. The financial crisis in the U.S. and many foreign economies over the past years, including the European sovereign debt and banking crises, the decision of the United Kingdom to leave the European Union and the unexpected election of Donald Trump as President of the U.S., has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds. Financial markets have been affected by governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; S&P’s downgrade of U.S. long-term sovereign debt; unpredictability of U.S. trade policy and legislation on healthcare, tax reform and infrastructure; economic stimulus by the Japanese central bank; steep declines in oil prices; social, political, and economic instability in Europe; persistently low or negative interest rates; securities overvaluation; dramatic changes in currency exchange rates; and China’s economic slowdown. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

Emerging Markets Risk. Investments in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid and more volatile than the securities markets of developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets; the risk of the imposition of economic sanctions against a country; the risk of nationalization of industries and expropriation of assets; currency transfer restrictions; and risks that governments may substantially restrict foreign investing in their capital markets. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments. Emerging markets may have different securities clearance and settlement procedures. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Funds’ assets may be uninvested and may not be earning returns. A Fund also may miss investment opportunities or not be able to sell an investment because of these delays.

Financials Sector Risk. Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates.

Foreign Investing. Investing in securities of foreign issuers poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, possibility of expropriation or nationalization, confiscatory taxation, less stringent accounting, reporting and disclosure requirements and other considerations. Foreign securities may have more frequent and larger price changes than domestic securities.

Fund of Funds Risk. The investment performance of the Fund is affected by the investment performance of the Underlying Fund in which the Fund invests. The ability of the Fund to achieve its investment objective depends on the ability of the Underlying Fund to meet their investment objective and on the Sub-Adviser’s decisions regarding the allocation of the Fund’s assets to the Underlying Fund. The Fund may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of the Fund or the Underlying Fund will be achieved. When the Fund invests in the Underlying Fund, investors are exposed to a proportionate share of the expenses of the Underlying Fund in addition to the expenses of the Fund. Through its investment in the Underlying Fund, the Fund is subject to the risks of the Underlying Fund’s investments.

Healthcare Sector Risk. The profitability of companies in the healthcare sector is affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies, which are typically under pressure from efforts to control government budgets. Transportation stocks, a component of the industrials sector, are cyclical and can be significantly affected by economic changes, fuel prices, labor relations and insurance costs. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this industry rely to a significant extent on government demand for their products and services.

Large Company Stock Risk. Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk. A Fund that invests in common stocks is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.

Political Risk. Political risk includes the risk of war, terrorism or related events. Political risk also includes the risk of nationalization or expropriation of assets by governments. For example, a Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under communist systems that took control of private industry. This could occur again in this region or others in which a Fund may invest, in which case the Fund may lose all or part of its investment in that country’s issuers.

Securities Lending. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. This risk could be greater for securities of foreign issuers. In the Funds’ securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against losses resulting from these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower. Cash received as collateral through loan transactions is invested in a money market fund.

Small Company Investment Risk. Investing in securities of smaller, lesser-known companies involves greater risks than investing in larger, more mature, better-known issuers. These increased risks include: an increased possibility of portfolio price volatility; more volatility in price than larger capitalization stocks; less certain growth prospects; lower degree of liquidity in the markets for such stocks; greater sensitivity of smaller companies to changing economic conditions; and greater business risks resulting from their limited product lines, markets, distribution channels and financial and managerial resources. The stock prices of smaller companies may fluctuate independently of larger company stock prices. Thus, small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should, therefore, expect that to the extent a Fund invests in stock of small-capitalization companies, the net asset value of that Fund’s shares may be more volatile than, and may fluctuate independently of, broad stock market indices, such as the S&P 500. Furthermore, the securities of companies with small stock market capitalizations may trade less frequently and in limited volumes.

Technology Sector Risk. Technology companies, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources and/or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Value Investment Risk. Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies.

The table following the fifth paragraph in the sub-section “Investment Adviser” within the section “Management of the Funds” on page 27 of the Prospectus is revised as follows with regard to the M International Equity Fund:

Fund	Fee to the Adviser (as a % of average daily net assets)
M International Equity Fund

0.15% on all assets plus (and only with respect to Fund assets which are not invested in a mutual fund that is advised by the Fund’s sub-adviser):

0.32% on the first $100 million

0.27% on all assets thereafter

The sub-section “Northern Cross, LLC (Northern Cross)” within the section “Management of the Funds – Sub-Advisers” beginning on page 27 of the Prospectus is replaced in its entirety as follows:

Dimensional Fund Advisors, LP (Dimensional)

6300 Bee Cave Road, Building One, Austin, TX 78746

Sub-Adviser to the M International Equity Fund

Dimensional has been engaged in the business of providing investment management services since May 1981. Dimensional is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Delaware Holdings Inc., a Delaware corporation. As of November 30, 2018, assets under management for all Dimensional affiliated advisors totaled approximately $555 billion.

In accordance with the team approach used to manage the M International Equity Fund, the portfolio managers and portfolio traders implement the policies and procedures established by the Sub-Adviser’s Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Fund based on the parameters established by the Investment Committee. The individuals below coordinate the efforts of all other portfolio managers and/or trading personnel with respect to the day-to-day management of the Fund.

•	Joseph H. Chi is a Senior Portfolio Manager and Vice President of the Sub-Adviser and the Chairman of the Sub-Adviser’s Investment Committee. Mr. Chi has an MBA and BS from the University of California, Los Angeles and also a JD from the University of Southern California. Mr. Chi joined the Sub-Adviser as a portfolio manager in 2005.
•	Jed S. Fogdall is a Senior Portfolio Manager and Vice President of the Sub-Adviser and a member of the Sub-Advisers Investment Committee. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined the Sub-Adviser as a portfolio manager in 2004.
•	Bhanu Singh is a Senior Portfolio Manager and Vice President of the Sub-Adviser. Mr. Singh received his MBA from the University of Chicago Booth School of Business and his BA from the University of California, Los Angeles. Mr. Singh joined the Sub-Adviser originally in 2003, has been a portfolio manager since 2012.
•	Mary T. Phillips is a Senior Portfolio Manager and Vice President of the Sub-Adviser and a member of the Sub-Adviser’s Investment Committee. Ms. Phillips holds an MBA from the University of Chicago Booth School of Business and a BA from the University of Puget Sound. Ms. Phillips joined the Sub-Adviser in 2012, has been a portfolio manager since 2014.
•	Will Collins-Dean is a Portfolio Manager and Vice President of the Sub-Adviser. Mr. Collins-Dean received his MBA from the University of Chicago and is bachelor’s degree from Wake Forest University. Mr. Collins-Dean joined the Sub-Adviser in 2014 and has been a portfolio manager since 2016.

Please retain this Supplement for future reference.

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